                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 10, 2006

                          HANDHELD ENTERTAINMENT, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                         333-124421                   98-0430675
 -----------------          -------------------------       --------------------
 (State or other             (Commission File Number)           (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

       539 Bryant Street, Suite 403
           San Francisco, CA                                        94107
  ----------------------------------------                     -----------------
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (415) 495-6470

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

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       Check the  appropriate  box below if the Form 8-K filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Handheld Entertainment, Inc., a Delaware corporation, hereby amends the disclosure  contained  under Item 4.01 in its  Current  Report on Form 8-K filed with the Securities and Exchange  Commission ("SEC") on February 13, 2006 and as
amended on February 27, 2006 as follows:

         With the filing of our Annual  Report on Form 10-KSB on March 30, 2006,
we have dismissed Amisano Hanson as our independent  registered  accounting firm and  retained  Salberg  &  Company,  P.A.  as  our  new  independent  registered accounting firm, effective as of February 22, 2006, the date of Amisano Hanson's report on the year-end  financial  statements  included in the Form 10-KSB.  The effective date of our dismissal of Amisano Hanson and our retention of Salberg &
Company, P.A. was previously reported to be February 10, 2006.

         The report issued by Amisano Hanson on our financial statements for the year ended December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty,  audit scope or accounting principles.

         During our most recent fiscal year and through February 22, 2006, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedure, which, if not resolved to the  satisfaction  Amisano  Hanson,  would have caused
Amisano Hanson to make reference to the subject  matter of the  disagreement  in connection with its reports.

         As required by Item  304(a)(3)  of  Regulation  S-B, we have  furnished
Amisano  Hanson with the  disclosures  contained in this Item 4.01 and requested that  Amisano  Hanson  furnish  us with a letter  addressed  to the SEC  stating whether or not it agrees with the  statements  made in this Item 4.01. A copy of
Amisano Hanson's letter dated May 10, 2006 is included as Exhibit 16.1 hereto.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May  10, 2006                       HANDHELD ENTERTAINMENT, INC.

                                          By:   /s/ Jeff Oscodar
                                             -----------------------------------
                                             Jeff Oscodar
                                             President & Chief Executive Officer

                                INDEX TO EXHIBITS

  Exhibit No.                             Description
  -----------                             -----------

    16.1           Letter from Amisano Hanson dated May 10, 2006.

                                       1

                                  EXHIBIT 16.1

May 10, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
U.S.A.

Dear Ladies and Gentlemen:

We are the former independent auditors for Handheld Entertainment, Inc.
(formerly Vika Corp.) (the "Company"). We have read the Company's current report on Form 8-K dated February 13, 2006, as amended on February 27, 2006 and May 10,
2006, and are in agreement with the disclosures in Item 4.01 in so far as it pertains to our firm. We have no basis to agree or disagree with other statements of the Company contained therein.

Yours very truly,

/s/ Amisano Hanson

AMISANO HANSON